Sub-Item 77Q1(e):

Form of Investment Advisory Agreement between the Registrant and ALPS Advisors, Inc., on behalf of the Summit Water Infrastructure Multifactor ETF, is hereby incorporated by reference to Exhibit 99.28.D.1 to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A filed on March 31, 2016, accession number: 0001398344-16-011496.